Commitments and Contingencies	9 Months Ended
Sep. 30, 2020
Commitments and Contingencies.
Commitments and Contingencies

13. Commitments and Contingencies

Lease Commitments

The Group leases certain office premises under operating leases. The term of each lease agreement vary and may contain renewal options. Rental payments under operating leases are charged to operating expenses on a straight-line basis over the period of the lease based on contract terms. Rental expenses under operating leases for the nine months ended September 30, 2019 and 2020 were US$1,338,427, and US$1,096,762, respectively.

Future lease payments under operating leases as of September 30, 2020 were as follows:

Year ending December 31	US$

The remaining of 2020	494,753
2021	1,590,357
2022	741,411
2023	60,455
Total	2,886,976

The Group did not have other significant capital commitments or significant guarantees as of December 31, 2019 and September 30, 2020, respectively.

Contingencies

From time to time, the Group is a party to various legal actions arising in the ordinary course of business. The Group accrues costs associated with these matters when they become probable and the amount can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred. The Group's management does not expect any liability from the disposition of such claims and litigation individually or in the aggregate would have a material adverse impact on the Group's consolidated financial position, results of operations and cash flows.